EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
  Biomoda, Inc.
  (A Development Stage Company)
  Albuquerque, New Mexico

We hereby consent to the incorporation by reference in the Registration Statement on Post-Effective Amendment No. 2 to Form SB-2 (No. 333-90738) of our report dated March 16, 2005 relating to the consolidated financial statements, which appears in this Annual Report on Form 10-K.


March 31, 2005

Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas